Exhibit 99.1

September 02, 2021

Shell Midstream Partners, L.P. (NYSE:SHLX) (“Shell Midstream Partners” or the “Partnership”) and Shell Pipeline Company, L.P. are currently working to perform Hurricane Ida impact assessments on all of their owned or operated assets in the Gulf of Mexico and onshore Louisiana. Following initial high-level assessments, the Partnership can report the following at this time:

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Gulf of Mexico Pipelines: Initial flyovers have indicated that there was damage to the West Delta-143 facilities, which are operated by Shell Pipeline Company, L.P. and serve as a transfer station for the Mars Oil Pipeline for production in the Mars corridor. All parties are continuing to assess and determine the extent of such damage, as well as when it will be safe to return such facilities to service.

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Onshore Assets: Operations and maintenance crews are assessing assets and rights-of-way as they are able to gain access to southern Louisiana locations. We are currently assessing the full impact on our systems and when it will be safe to re-start.

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Refined Products Systems: Colonial Pipeline Company’s Lines 1 and 2 have been restored after a precautionary shut-down prior to the storm and are now operational. The Partnership owns an interest in Colonial Pipeline Company’s parent company, Colonial Enterprises, Inc. Further information can be found at https://www.colpipe.com/news/press-releases/colonial-pipeline-restores-lines-1-2-to-safe-operating-conditions-following-historic-storm .

Shell Midstream Partners carries several insurance policies in kinds and amounts customary to the industry, which may offset some costs of any asset damage and business losses. The Partnership plans to file any appropriate claims under such policies.

The Partnership will continue to provide updates as information becomes available on the company website, www.shellmidstreampartners.com.

Shell Midstream Partners’ primary focus continues to be the safety of its affiliates’ employees and the protection of the environment.

FORWARD LOOKING STATEMENTS

This press release includes various “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements are statements of future expectations that are based on management’s current expectations and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in these statements. Forward-looking statements include, among other things, statements concerning management’s expectations, beliefs, estimates, forecasts, projections and assumptions. You can identify our forward-looking statements by words such as “anticipate,” “believe,” “estimate,” “budget,” “continue,” “potential,” “guidance,” “effort,” “expect,” “forecast,” “goals,” “objectives,” “outlook,” “intend,” “plan,” “predict,” “project,” “seek,” “target,” “begin,” “could,” “may,” “should” or “would” or other similar expressions that convey the uncertainty of future events or outcomes. In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, which could cause future outcomes to differ materially from those set forth in forward-looking statements. In particular, expressed or implied statements concerning future actions, the effects of Hurricane Ida or other storms, any potential damage to facilities caused by such storms, any potential impacts to the business caused by such storms, any financial impacts caused by such storms and related damage or shut-downs, and the availability of insurance to cover any damage or loss of income are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future actions, conditions or events and future results of operations may differ materially from those expressed in these forward-looking statements. Forward-looking statements speak only as of the date of this press release, September 2, 2021, and we disclaim any obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. All forward-looking statements contained in this document are expressly qualified in their entirety by the cautionary statements contained or referred to in this paragraph. Many of the factors that will determine these results are beyond our ability to control or predict. More information on these risks and other potential factors that could affect the Partnership’s financial results is included in the Partnership’s filings with the U.S. Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Partnership’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. If any of those risks occur, it could cause our actual results to differ materially from those contained in any forward-looking statement. Because of these risks and uncertainties, you should not place undue reliance on any forward-looking statement.

About Shell Midstream Partners, L.P.

Shell Midstream Partners, L.P., headquartered in Houston, Texas, owns, operates, develops and acquires pipelines and other midstream and logistics assets. The Partnership’s assets include interests in entities that own (a) crude oil and refined products pipelines and terminals that serve as key infrastructure to transport onshore and offshore crude oil production to Gulf Coast and Midwest refining markets and deliver refined products from those markets to major demand centers and (b) storage tanks and financing receivables that are secured by pipelines, storage tanks, docks, truck and rail racks and other infrastructure used to stage and transport intermediate and finished products. The Partnership’s assets also include interests in entities that own natural gas and refinery gas pipelines that transport offshore natural gas to market hubs and deliver refinery gas from refineries and plants to chemical sites along the Gulf Coast.

Inquiries:

Shell Media Relations

Americas: +1 832 337 4355

Shell Investor Relations

North America: +1 832 337 2034

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